SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF
ALLSPRING MULTI-ASSET FUNDS
Allspring Absolute Return Fund
(the “Fund”)
At a meeting held November 13-15, 2023, the Board of Trustees of Allspring Funds Trust approved the following changes to be effective on or about March 15, 2024.
I. Principal Investment Strategy Changes  Effective on or about  March 15, 2024, the section entitled “Fund Summary - Principal Investment Strategies” is deleted and replaced with the following:
Under normal circumstances, we invest:

■	Up to 60% of the Fund’s total assets in U.S. and non-U.S. equity, including emerging market equity funds;

■	Up to 60% of the Fund’s total assets in U.S. and non-U.S. fixed income, including emerging market debt funds; and

■	Up to 60% of the Fund’s total assets in alternative investment funds

The Fund is a fund-of-funds that employs a multi-asset, multi-style investment approach by investing in various affiliated mutual funds as well as affiliated and unaffiliated exchange-traded funds. We dynamically allocate investments to various broad asset classes across equity, fixed income, and alternative investments, including commodities, based on our assessment of changing economic, global market, industry, and issuer conditions. Within these asset classes, we utilize an active allocation strategy to diversify the portfolio among investments that provide efficient upside returns while managing downside risk across most market cycles with the goal of generating a positive absolute return over an economic cycle.
Equity holdings are diversified across a wide range of equity funds, including but not limited to funds that invest in U.S. large company securities, U.S. small company securities and international developed and emerging markets. Fixed income holdings are diversified across a wide range of fixed income funds that invest in short- to long-term income-producing securities issued by U.S. and international developed and emerging markets issuers, including but not limited to, U.S. Government obligations, corporate bonds and below investment-grade bonds (often called “high yield” securities or “junk bonds”). Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, risk premia, managed futures, merger arbitrage, global multi-asset, long-short, market neutral, systematic, or other tactical investment strategies.
The Fund may indirectly gain exposure to commodity-linked derivatives such as commodity forwards, commodity futures, commodity swaps, swaps on commodity futures and other commodity-linked derivative securities through an investment in an affiliated fund.
II. Principal Investment Risks Changes Effective on or about March 15, 2024, sections entitled “Fund Summary - Principal Investment Risks” and “Details about the Fund - Description of Principal Investment Risks” are amended and replaced with the following risks:

Market Risk Equity Securities Risk Debt Securities Risk Alternative Investment Risk Derivatives Risk Emerging Markets Risk	Foreign Investment Risk High Yield Securities Risk Management Risk Smaller Company Securities Risk Underlying Funds Risk U.S. Government Obligations Risk
III. Benchmark Changes Effective on or about March 15, 2024, the Bloomberg U.S. TIPS 1-10 Year Index and the CPI are removed as benchmarks for the Fund and the Absolute Return Blended Index is added as a benchmark. The Absolute Return Blended Index is comprised of 35% MSCI ACWI, 35% Bloomberg US TIPS Index and 30% Bloomberg Global Aggregate Index (Hedged to USD).
IV. Fund Management Changes  Effective on or about  March 15, 2024, Kandarp  R. Acharya, CFA, FRM,  Rushabh Amin, Petros  N. Bocray, CFA, FRM, Travis L. Keshemberg, CFA, CIPM, FRM  and  Matthias Scheiber, CFA  will become the portfolio managers to the Fund. Accordingly, the table in the section entitled “Fund Summary – Fund Management” is deleted and replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments (UK) Limited	Rushabh Amin, Portfolio Manager /2023 Matthias Scheiber, CFA, Portfolio Manager /2023
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Kandarp R. Acharya, CFA, FRM, Portfolio Manager / 2023 Petros N. Bocray, CFA, FRM, Portfolio Manager / 2023 Travis L. Keshemberg, CFA, CIPM, FRM, Portfolio Manager / 2023
V. Sub-Adviser Changes  Effective on or about  March 15, 2024, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited will become sub-advisers to the Fund. Accordingly, in the section entitled “Management of the Fund” the “The Sub-Advisers and Portfolio Managers” section is added to include the following:
The Sub-Advisers and Portfolio Managers
The following sub-advisers and portfolio managers provide day-to-day portfolio management services to the Fund. These services include making purchases and sales of securities and other investment assets for the Fund, selecting broker-dealers, negotiating brokerage commission rates and maintaining portfolio transaction records. The sub-advisers are compensated for their services by Allspring Funds Management from the fees Allspring Funds Management receives for its services as investment manager to the Fund. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
Allspring Global Investments (UK) Limited (“Allspring (UK)”), is a registered investment adviser located at 30 Moorgage, London EC2R 6PJ. Allspring UK, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, provides investment advisory services to banking or thrift institutions, investment companies, pension and profit sharing plans, corporations, and state or municipal government entities.

Rushabh Amin
Mr. Amin joined Allspring (UK) or one of its predecessor firms in 2019, where he currently serves as a Portfolio Manager for the Multi-Asset Solutions team. Prior to joining Allspring (UK), Mr. Amin  was an Analyst in the Multi-Asset and Marco team at Aviva Investors.

Matthias Scheiber, CFA	Mr. Scheiber joined Allspring (UK) or one of its predecessor firms in 2018, where he currently serves as Head of the Multi-Asset Solutions team.
Allspring Global Investments, LLC (“Allspring Investments”) is a registered investment adviser located at  1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring Investments, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

Kandarp R. Acharya, CFA, FRM
Mr. Acharya joined Allspring Investments in 2013, where he currently serves as a Senior Portfolio Manager for the Multi-Asset Solutions team. Prior to joining Allspring Investments, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm’s Asset Allocation Committee.

Petros N. Bocray, CFA, FRM
Mr. Bocray joined Allspring Investments or one of its predecessor firms in 2006, where he currently serves as a Portfolio Manager for the Multi-Asset Solutions team. Prior to joining the Multi-Asset Solutions team, he held a similar role with the Quantitative Strategies group at Allspring Investments where he co-managed several of the team’s portfolios.

Travis L. Keshemberg, CFA, CIPM, FRM
Mr. Keshemberg joined Allspring Investments in 2016, where he currently serves as a Portfolio Manager for the Multi-Asset Solutions team. Prior to joining Allspring Investments, Mr. Keshemberg was a Director of Research at Allspring Funds Management, LLC.

November 17, 2023	SUP3355 11-23